                                                                  Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 1999-B
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

-------------------------------------------------------------------------------

Distribution Date:  August 25, 2004

(i)     Amount of principal being paid or distributed in respect of the Certificates:
                           $0.00
                  ----------------------
                (   $         -         , per $1,000 original principal amount of the Notes)
                  ----------------------

(ii)    (a)  Amount of interest being paid or distributed in respect of the Certificates:
                        $332,222.22
                  ----------------------
                (   $  0.0000051        , per $1,000 original principal amount of the Notes)
                  ----------------------
        (a)  Amount of interest being paid or distributed in respect of the Certificates Strip:
                        $29,900.00
                  ----------------------
                (  $  0.0000005         , per $1,000 original principal amount of the Notes)
                  ----------------------

(iii)   Amount of Certificateholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
        (1)  (a)  Distributed to Certificateholders:
                         $0.00
                  ----------------------
                (   $         -         , per $1,000 original principal amount of the Certificates)
                  ----------------------
             (b)  Distributed to Certificateholders:
                          $0.00
                  ----------------------
                (   $         -         , per $1,000 original principal amount of the Certificates)
                  ----------------------
        (2)  (a)  Balance on Certificateholders:
                          $0.00
                  ----------------------
                (   $         -         , per $1,000 original principal amount of the Notes)
                  ----------------------
             (b)  Balance on Certificateholders:
                          $0.00
                  ----------------------
                (   $         -         , per $1,000 original principal amount of the Notes)
                  ----------------------

(iv)    Payments made under the Cap Agreement on such date:         August 24, 2004
                                                             ------------------------------
                (       $0.00           with respect to the Certificates,
                  ----------------------
                (       $0.00           with respect to the Notes,
                  ----------------------
                (       $0.00           outstanding amount owed to Cap Provider.
                  ----------------------

(v)     Pool Balance at end of related Collection Period:    $465,177,081.62
                                                           --------------------

(vi)    After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:                 $0.00
                                                                           -------------------------
             (2)  Class A-1 Note Pool Factor:                         -
                                                       --------------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:             $370,177,081.62
                                                                           -------------------------
             (2)  Class A-2 Note Pool Factor:                 0.59228333
                                                       --------------------
        (c)  (1)  Outstanding principal amount of Class M Notes:               $ 30,000,000.00
                                                                           -------------------------
             (2)  Class M Note Pool Factor:                   1.00000000
                                                       --------------------
        (d)  (1)  Outstanding principal amount of Certificates:                $ 65,000,000.00
                                                                           -------------------------
             (2)  Certificate Pool Factor:                    1.00000000
                                                       --------------------


                                Page 5 of 8 pages

                                                                        Page 2

(vii)   Certificate Interest Rate:
        (a)  In general
             (1)  Three-Month Libor was
                      1.2800000%   for the current period
                  -----------------
             (2)  The Student Loan Rate was:     Not Applicable      (1)
                                                 --------------------
        (b)  Certificate Interest Rate:          2.1800000%     (Based on 3-Month LIBOR)
                                                 ---------------

(viii)       Amount of Master Servicing Fee for  related Collection Period:          $591,669.10
                                                                                     ---------------
                   $ 0.000009103        , per $1,000 original principal amount of the Certificates.
                  ----------------------

(ix)         Amount of Administration Fee for related Collection Period:             $3,000.00
                                                                                     ---------------
                   $ 0.046153846        , per $1,000 original principal amount of the Certificates.
                  ----------------------

(x)     (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:        $228,699.46
                                                                                                    -------------

        (b)  Delinquent Contracts                        # Disb.        %               $ Amount           %
                                                         -------        -               --------           -
             30-60 Days Delinquent                          941       2.03%           $  9,779,925       2.37%
             61-90 Days Delinquent                          371       0.80%           $  4,036,041       0.98%
             91-120 Days Delinquent                         238       0.51%           $  2,357,970       0.57%
             More than 120 Days Delinquent                  373       0.81%           $  5,255,513       1.27%
             Claims Filed Awaiting Payment                  186       0.40%           $  1,383,231       0.34%
                                                         ------      -----            ------------       ----
                TOTAL                                     2,109       4.56%           $ 22,812,680       5.53%

(xi)    Amount in the Reserve Account:            $8,513,543.84
                                                  ---------------

    (1) This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.


                                Page 6 of 8 pages